                                                                      EXHIBIT 10





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                       --------------------------------

                         EQUIPMENT SERVICES AGREEMENT

                       --------------------------------


                         dated as of December 31, 1999

                                     among

                          TRANSAMERICA LEASING INC.,

                             PACER LOGISTICS INC.

                                      and

                           PACER INTERNATIONAL INC.




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

                               TABLE OF CONTENTS
                               -----------------


                                                                            Page
                                                                            ----
RECITALS...................................................................   19
ARTICLE 1 - DEFINITIONS....................................................   19
ARTICLE 2 - APPOINTMENT....................................................   22
  (a) Exclusivity..........................................................   22
  (b) Non-Exclusive Locations..............................................   22
ARTICLE 3 - SERVICES.......................................................   22
  (a) Maintenance and Repair Management Services...........................   23
  (b) Miscellaneous Services...............................................   23
ARTICLE 4 - PERFORMANCE STANDARDS..........................................   23
ARTICLE 5 - RATES, BILLING AND PAYMENT.....................................   23
  (a) Maintenance and Repair Management Service Rates......................   23
  (b) Basic Billing........................................................   23
  (c) Additional Billing...................................................   24
  (d) Payment..............................................................   24
  (e) Service Charge.......................................................   24
  (f) Review and Adjustment Process........................................   24
  (g) Twelve and Twenty-Four Month Reconciliations.........................   27
  (h) Minimum Equipment Volumes............................................   27
  (i) Conspicuity..........................................................   27
  (j) Lease Termination Charges............................................   27
ARTICLE 6 - TERM AND TERMINATION...........................................   28
  (a) Term.................................................................   28
  (b) Termination for Cause................................................   28
  (c) Termination for Convenience..........................................   29
  (d) Termination Based Upon Assignment....................................   29
  (e) Early Termination Charges and Payment................................   29
  (f) Survival of Payment Obligations......................................   30
ARTICLE 7 - AUDIT RIGHTS...................................................   30
ARTICLE 8 - REPORTING REQUIREMENTS.........................................   30
ARTICLE 9 - MOST FAVORED USER..............................................   30
ARTICLE 10 - VENDOR CONTRACTS..............................................   31
ARTICLE 11 - MISCELLANEOUS.................................................   31
  (a) No Assignment of Rights..............................................   31
  (b) No Delegation of Duties..............................................   31
  (c) Governing Law........................................................   31
  (d) Forum Selection......................................................   31
  (e) Notices..............................................................   32
  (f) Service of Process...................................................   33
  (g) Counterparts.........................................................   33
  (h) Headings.............................................................   33
  (i) Amendment............................................................   33
  (j) Successors and Assigns...............................................   33
  (k) Waiver...............................................................   33
  (l) Rights and Remedies..................................................   33
  (m) Severability.........................................................   33
  (n) Joint and Several Liability..........................................   33
  (o) Force Majeure........................................................   33
  (p) Indemnification and Consequential Damages............................   34
  (q) Confidentiality......................................................   34
  (r) Singular and Plural..................................................   34
  (s) Entire Agreement.....................................................   34

SCHEDULE A.................................................................   36
MAINTENANCE AND REPAIR MANAGEMENT SERVICES AND BUSINESS RULES..............   36

A.1 MAINTENANCE AND REPAIR MANAGEMENT SERVICES.............................  36
A.2 BUSINESS RULES.........................................................  38
A.3 LOCATIONS..............................................................  40
A.4 NON-EXCLUSIVE LOCATION FORM............................................  44

SCHEDULE B.................................................................  45
MAINTENANCE AND REPAIR RATES...............................................  45

SCHEDULE C.................................................................  46
GENERAL AND ADMINISTRATIVE RATES...........................................  46
SCHEDULE C.1...............................................................  47
SAMPLE BILLING FORMAT......................................................  47
SCHEDULE C.2...............................................................  48
COST SAVINGS FEE SCHEDULE..................................................  48

SCHEDULE D.................................................................  49
ADJUSTMENT AND RECONCILIATION EXAMPLES.....................................  49
D.1 CONTAINER THREE AND SIX MONTH REVIEW AND ADJUSTMENT....................  49
D.2 CHASSIS SIX MONTH REVIEW AND ADJUSTMENT................................  50
D.3 12 AND 24 MONTH RECONCILIATION.........................................  51

SCHEDULE E.................................................................  52
EARLY TERMINATION RATES....................................................  52

SCHEDULE F.................................................................  53
CONSPICUITY CHARGES........................................................  53

Exhibit 10


                         EQUIPMENT SERVICES AGREEMENT

     THIS EQUIPMENT SERVICES AGREEMENT (this "Agreement") is made and entered into as of December 31, 1999, by and among TRANSAMERICA LEASING, INC. ("Transamerica"), a Delaware corporation with offices at 100 Manhattanville Road, Purchase, New York 10577-2135, PACER LOGISTICS INC., a Delaware corporation with offices at 1340 Treat Boulevard, Suite 200, Walnut Creek, California 94569, and PACER INTERNATIONAL INC., a Tennessee corporation with offices at 1340 Treat Boulevard, Suite 200, Walnut Creek, California 94569. Pacer Logistics Inc. and Pacer International Inc. will be collectively referred to herein as "Pacer." Transamerica and Pacer will be individually referred to herein as a "party" and collectively referred to herein as the "parties."

                                   RECITALS
                                   --------

     WHEREAS, Pacer operates a Stacktrain System for the movement of containerized freight throughout the United States, Canada and Mexico.

     WHEREAS, Pacer will own, lease or operate during the calendar year 2000 a fleet of approximately 21,600 Pacer Chassis and 21,000 Pacer Containers for use in its Stacktrain System. The parties recognize that the size of this fleet may vary from month-to-month during the Term of this Agreement.

     WHEREAS, Pacer will utilize the APL Equipment and the Non-Pacer Equipment and will operate such APL Equipment and Non-Pacer Equipment in the Stacktrain System from time to time.

     WHEREAS, Pacer wishes to engage Transamerica to provide certain maintenance and repair management and other services in connection with the Equipment which it deploys in the Stacktrain System.

     WHEREAS, Transamerica wishes to provide such maintenance and repair management and other services for and on behalf of Pacer, and to arrange for the maintenance and repair of Equipment, all in accordance with the terms of this Agreement and consistent with industry standards, any applicable regulatory requirements, and any applicable AAR, FHWA and BIT requirements.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                 - DEFINITIONS

     The following capitalized terms shall have the following meanings throughout this Agreement:

     "AAR" means the Association of American Railroads.

     "Actual Costs Per Day" means the average daily maintenance and repair costs for Equipment as measured by the Actual Repair Costs for such Equipment during a specified period or periods of time divided by the corresponding Pacer Equipment Days for such Equipment during the same period or periods.

     "Actual Repair Costs" means, as to each unit and all units of Equipment, all actual maintenance and repair costs incurred by Transamerica under Business Rules 1 and 2 of Schedule A.2 with respect to such Equipment (based upon approved vendor invoices), but excluding (a) maintenance and repair costs required for or in connection with the redelivery of Equipment to an Owner, (b) maintenance and repair costs incurred with respect to New Equipment during the Free Period for such New Equipment, (c) maintenance and repair costs incurred directly by Pacer with respect to Equipment in a Non-Exclusive Location, as designated in a Non-Exclusive Location Form, and (d) maintenance and repair costs incurred directly by Pacer in any location throughout an Equipment Force Majeure Period.

     "APL" means American President Lines.

     "APL Containers" means containers owned or leased by APL which are operated by Pacer in the Stacktrain System.

     "APL Chassis" means the chassis owned or leased by APL which are operated by Pacer in the Stacktrain System.

     "APL Equipment" means the APL Containers and the APL Chassis.

     "BIT" means California Bienniel Inspection of Terminals Program.

     "Business Day" means a day other than a Saturday, Sunday or legal holiday.

     "Business Rules" means the standard of performances referenced and adopted by the parties in Article 4, as amended in writing from time to time.

     "Chassis" means the Pacer Chassis, the APL Chassis and the Non-Pacer
Chassis.

     "Containers" means the Pacer Containers, the APL Containers and the Non-Pacer Containers.

     "Early Termination Rates" means the rates set forth in Schedule E to this Agreement.

     "EDI" means electronic data interchange.

     "Effective Date" means January 1, 2000.

     "Equipment" means the Containers and Chassis.

     "Equipment Force Majeure" means a force majeure event declared by Pacer pursuant to Article 11(o) of this Agreement.

     "Equipment Force Majeure Period" means, as to each unit of Equipment, the number of days, if any, that such unit of Equipment is subject to an Equipment Force Majeure.

     "FHWA" means the U.S. Department of Transportation Federal Highway Administration annual chassis inspection program.

     "Free Period" means, as to each unit of New Equipment, the calendar period from the date that such unit is added by Pacer to the Stacktrain System until sixty (60) days thereafter.

     "General and Administrative Rates" means the rates set forth in Schedule C to this Agreement.

     "Locations" means the locations described in Schedule A.3 to this Agreement.

     "Maintenance and Repair Rates" means the maintenance and repair rates for Pacer Chassis and Pacer Containers set forth in Schedule B to this Agreement.

     "Minimum Equipment Volumes" means 21,100 Pacer Chassis (excluding P&O Chassis) and 20,900 Pacer Containers.

     "New Equipment" means any and all units of Pacer Equipment which are added by Pacer to the Stacktrain System after the Effective Date which (a) are new builds, or (b) have been refurbished or reconditioned in a manner which makes them immediately useable in the Stacktrain System without maintenance or repair of any kind.

     "Non-Exclusive Location" means a Location described in a Non-Exclusive Location Form.

     "Non-Exclusive Location Form" means the form described in Article 2(b) and Schedule A.4 of this Agreement.

     "Non-Exclusive Period" means, as to each unit of Equipment, the number of days, if any, that such unit of Equipment spends in a Non-Exclusive Location.

     "Non-Pacer Chassis" means chassis owned or leased by a Person (other than Pacer, P&O or APL) who is not a party to this Agreement and which are operated by Pacer in the Stacktrain System.

     "Non-Pacer Containers" means containers owned or leased by a Person (other than Pacer or APL) who is not a party to this Agreement and which are operated by Pacer in the Stacktrain System.

     "Non-Pacer Equipment" means Non-Pacer Containers and Non-Pacer Chassis.

     "Owner" means each title owner or lessor of each unit of Equipment.

     "Pacer Actual Costs Per Day" means average daily maintenance and repair costs for Pacer Equipment as measured by the Pacer Actual Repair Costs for such Pacer Equipment during a specified period or periods divided by the corresponding Pacer Equipment Days for such Pacer Equipment during the same period or periods.

     "Pacer Actual Repair Costs" means the Actual Repair Costs less any amounts included therein which are billable to APL by Pacer for the maintenance of APL Equipment, plus any amounts billed by APL to Pacer in connection with the maintenance of Pacer Equipment.

     "Pacer Chassis" means the chassis owned or leased by Pacer, and the P&O Chassis operated by Pacer, for use in the Stacktrain System, but excluding APL Chassis and Non-Pacer Chassis.

     "Pacer Containers" means the containers owned or leased by Pacer for use in the Stacktrain System, but excluding APL Containers and Non-Pacer Containers. "Pacer Equipment" means the Pacer Containers and the Pacer Chassis.

     "Pacer Equipment Days" means, as to each unit of Pacer Equipment, the number of days that such unit is in the Stacktrain System during the Term, less the Free Period, the Non-Exclusive Period and the Equipment Force Majeure Period, as applicable to such unit.

     "Permitted Assignee" means, as to Pacer, a parent or subsidiary of Pacer, a corporation controlled by or under common control with Pacer, or a corporate successor to Pacer, or its parent or subsidiary, by merger, acquisition or corporate reorganization.

     "Permitted Delegatee" means, as to Transamerica, a parent or subsidiary of Transamerica, a corporation controlled by or under common control with Transamerica, or a corporate successor to Transamerica, or its parent or subsidiary, by merger, acquisition or corporate reorganization.

     "Person" means any individual, partnership, corporation, association, limited liability company or governmental entity. "P&O" means P&O Nedlloyd Limited.

     "P&O Chassis" means chassis owned by P&O and operated by Pacer in the Stacktrain System.

     "Services" means the services to be provided by Transamerica to Pacer as described in Article 3 of this Agreement.

     "Stacktrain System" means the stacktrain system operated by Pacer for the movement of containerized freight throughout the United States, Canada and Mexico.

     "Term" means the term of this Agreement as more fully described in Article 6 of this Agreement.

     "Territory" means the United States, Canada and Mexico.

     "Vendors" means the maintenance and repair vendors designated in Schedule
A.3 or such other maintenance and repair vendors which may be selected or designated by the parties from time to time.

                                 - APPOINTMENT

     Exclusivity. Except as provided in Article 2(b), Pacer hereby appoints
     -----------
Transamerica as the exclusive provider of Services throughout the Territory throughout the Term of this Agreement. Transamerica hereby accepts such appointment and agrees to provide such Services for and on behalf of Pacer and the Equipment in accordance with the terms of this Agreement.

     Non-Exclusive Locations. The parties acknowledge that despite their
     -----------------------
intentions and best efforts regarding exclusivity, Transamerica may be unable to render Services from time to time during the Term of this Agreement at one or more of the Locations. Whenever Pacer determines that Transamerica or a Vendor is unable to render Services in a particular Location during a particular period, for whatever reason, it shall complete and deliver to Transamerica a Non-Exclusive Location Form in the form of Schedule A.4. Each Location identified in a Non-Exclusive Location Form shall be deemed a Non-Exclusive Location for the period designated in such Form. Pacer shall be solely responsible for the maintenance and repair of all Equipment (including payment for all repairs and maintenance) in a Non-Exclusive Location for the period so designated. As set forth in Schedule A.1, Note 4, all Pacer Equipment in a Non-Exclusive Location shall be subject only to general and administrative charges under Article 5(b) and Schedule C of this Agreement throughout a Non-Exclusive Period. The Maintenance and Repair Rates set forth in Schedule B shall not apply to Pacer Equipment in a Non-Exclusive Location during a Non-Exclusive Period.

                                  - SERVICES

     Maintenance and Repair Management Services. Transamerica shall provide
     ------------------------------------------
maintenance and repair management services, as more particularly described on Schedule A.1 to this Agreement, for and on behalf of Pacer and the Equipment, and shall arrange for the maintenance and repair of Equipment at the Locations consistent with the terms and conditions of Schedule A.1 and the Business Rules. Without limiting the generality of the foregoing, maintenance and repair management services shall include the following services:

the review of actual maintenance and repair invoices against agreed schedules of repair charges as between Transamerica and vendors;
the processing of maintenance and repair invoices and the payment of accepted maintenance and repair invoices;
the random audit of maintenance and repairs made by Vendors;
the maintenance of a maintenance and repair history for each unit of Equipment in order to generate management reports detailing the costs incurred to maintain or repair such Equipment;
the provision of web enabled reporting and remote access to the maintenance and repair database; and the provision of information to be used for third-party cost recovery by Pacer in situations where a third party damages a unit of Equipment and repair estimates for such unit exceed Two Hundred and Fifty Dollars ($250).

     Miscellaneous Services. Transamerica shall provide such other services for
     ----------------------
and on behalf of Pacer and the Equipment, as may be agreed by the parties from time to time, and as set forth in such additional schedules as may be attached hereto.

                            - PERFORMANCE STANDARDS

     The general and specific standards governing Transamerica's performance of the Services are set forth in the Business Rules attached as Schedule A.2 and incorporated herein by reference. The parties shall review the Business Rules as soon as practicable after April 1, 2000, and shall endeavor to amend the Business Rules, as necessary, to avoid material economic harm to either party by continued application thereof.

                         - RATES, BILLING AND PAYMENT

     Maintenance and Repair Management Service Rates. Subject to the rate
     -----------------------------------------------
adjustments provided in this Article 5, Transamerica shall bill and Pacer shall pay the per diem rates set forth in Schedule B (Maintenance and Repair Rates) and Schedule C (General and Administrative Rates) to this Agreement in respect of all Services provided by Transamerica pursuant to Article 3(a).

     Basic Billing. Except as provided in Schedule A.1, Notes 3, 4 and 5,
     -------------
Transamerica shall bill Pacer monthly in arrears in respect of all Pacer Equipment in the Stacktrain System during such month. Transamerica shall provide Pacer with a monthly maintenance and repair management services invoice, based upon the Maintenance and Repair Rates set forth in Schedule B and the General and Administrative Rates set forth in Schedule C, as such rates may be amended from time to time. As applicable to Schedule B, and except as provided in Schedule A.1, Notes 3, 4 and 5, such invoice shall be calculated on the basis of the per unit per diem rates described in Schedule B, as amended from time to time, as multiplied by the number of days and the daily number of Pacer Chassis and Pacer Containers in the Stacktrain System for the month covered by such invoice. As applicable to Schedule C, and except as provided in Schedule A.1, Note 3, such invoice shall be calculated on the basis of the per unit per diem rates described in Schedule C, as amended from time to time, as multiplied by the number of days and the daily number of Pacer Chassis and Pacer Containers in the Stacktrain System for the month covered by such invoice. A sample billing format is attached hereto as Schedule C.1

     (a)    Additional Billing. In addition to the monthly billing referenced in
            ------------------
Article 5(b), Transamerica shall bill Pacer in respect of the following:

Cost Savings.  Transamerica's share of all cost-savings calculated as part of
------------
the twelve (12) and twenty-four (24) month reconciliations required pursuant to
Article 5(g) of this Agreement.

            [i]  Conspicuity Charges.  Monthly conspicuity charges required
                 -------------------
pursuant to Article 5(i) and Schedule F of this Agreement. Lease Termination
                                                           -----------------
Charges. All maintenance and repair costs required for or in connection with the
-------
redelivery of Equipment to an Owner pursuant to Article 5(j).

            [ii] Early Termination Charges. All early termination charges and
                 -------------------------
payments required pursuant to Article 6(d) of this Agreement, including all charges and payments referenced in the last sentence of Article 6(d).
Overage Charges.  All overage charges required pursuant to Article 5(f)[iv] of
---------------
this Agreement.

     Payment. Except as otherwise provided in this Agreement, Pacer shall pay
     -------
each correct and proper invoice rendered by Transamerica under this Agreement within thirty (30) days of the date of receipt of such invoice. Such payment shall be made in immediately available funds and without offset or discount of any kind. To the extent that Pacer disputes any invoice or portion thereof, it shall immediately notify and specify the basis for such dispute to Transamerica. Any undisputed portion of any invoice shall be fully and timely paid by Pacer in accordance with this Article 6(d).

     (b)    Service Charge. Any amount or sum which is not paid when and as due
            --------------
under this Agreement shall be subject to a service charge equal to one and one-half percent (1.5%) per month. The service charge shall be assessed by Transamerica and paid by Pacer, or assessed by Pacer and paid by Transamerica, as the case may be, on each billed and unpaid amount from the date when such amount becomes due until the date when such amount is fully and finally paid.

     Review and Adjustment Process. The Maintenance and Repair Rates set forth
     -----------------------------
in Schedule B shall be reviewed and adjusted during the Term, as follows:

First Three Months:  January 1 - March 31, 2000.  As soon as practicable (and no
-----------------------------------------------
later than thirty (30) days) after the end of this period, the parties will undertake a review of the Actual Repair Costs and Actual Costs Per Day for such period. To the extent that the Actual Costs Per Day are greater (overage) or less (shortfall) than the daily per unit rates set forth on Schedule B, excluding from such calculation any and all rates excluded pursuant to Schedule A.1, Note 3, then a settlement shall be made by and between the parties in accordance with Article 5(f)[iv]. No changes shall be made to the

Schedule B rates applicable to the Second Three Month period as a result of the Actual Repair Costs and Actual Costs Per Day experienced during this period.

          [i]    Second Three Months:  April 1 - June 30, 2000. As soon as
                 ---------------------------------------------
practicable (and no later than thirty (30) days) after the end of this period, the parties will undertake a review of the Actual Repair Costs and Actual Costs Per Day for such period. To the extent that Actual Costs Per Day are greater (overage) or less (shortfall) than the daily per unit rates set forth on Schedule B, excluding from such calculation any and all rates excluded pursuant to Schedule A.1, Note 3, then a settlement shall be made by and between the parties in accordance with Article 5(f)[iv]. In addition, the Maintenance and Repair Rates set forth on Schedule B shall be adjusted upward or downward for the Second Six-Month Period (July 1 - December 31, 2000) to reflect Actual Costs Per Day incurred during the period January 1, 2000, to June 30, 2000.

          [ii]   Second Six-Month Period (July 1 - December 31, 2000) and
                 --------------------------------------------------------
Succeeding Six-Month Periods. As soon as practicable (and no later than thirty
----------------------------
(30) days) after the end of the second six-month period, the parties will undertake a review of the Actual Repair Costs and Actual Costs Per Day for such period. To the extent that the Actual Costs Per Day are greater (overage) or less (shortfall) than the then-existing daily per unit rates set forth on Schedule B, excluding from such calculation any and all rates excluded pursuant to Schedule A.1, Note 3, then a settlement shall be made by and between the parties in accordance with Article 5(f)[iv]. In addition, the Maintenance and Repair Rates set forth on Schedule B shall be adjusted upward or downward for the third-six month period, January 1 - June 30, 2001, to reflect such Actual Costs Per Day. A similar review shall be conducted at the end of the third, fourth and fifth six-month periods and settlements shall be made as between the parties with respect to any overages or shortfalls, in accordance with the provisions of Article 5(f)[iv]. Schedule B rate adjustments shall be made, as appropriate, in each of the following fourth, fifth and sixth six-month periods.

          [iii]  Overages and Shortfalls. The total dollar amount of all
                 -----------------------
overages and shortfalls as between Actual Repair Costs Per Day and scheduled Maintenance and Repair Rates during the second three-month period, and during each of the second, third, fourth, and fifth six-month periods, shall be calculated by the parties using the methodology described in Schedules D.1 and
D.2. The dollar amount of any shortfall shall be paid by Transamerica to Pacer within thirty (30) days of the date of receipt of Pacer's invoice for such shortfall, or, at Pacer's option, deducted from any amounts owed by Pacer to Transamerica pursuant to Article 5(g). The dollar amount of any overage shall be paid by Pacer to Transamerica within thirty (30) days of the date of receipt of Transamerica's invoice for such overage. A final reconciliation of any overages and/or shortfalls incurred during the final six-month period shall be made as soon as practicable (and no later than ninety (90) days) after the end of the Term and a final adjustment shall be made between the parties in a manner consistent with this Article 5(f)[iv].

          [iv]   FHWA and BIT Costs. For purposes of calculating any upward or
                 ------------------
downward adjustments to the Chassis Maintenance and Repair Rates contained in Schedule B, as required under this Article 5(f), changes in actual FHWA and BIT costs shall not be included or calculated, unless such changes are incurred as a result of any changes to federal, state or local law or regulations relating to the inspection, maintenance or repair of Chassis.

          [v]    Container Maintenance and Repair Cost Variance. For purposes of
                 ----------------------------------------------
calculating any upward or downward adjustments to the Container Maintenance and Repair Rates contained in Schedule B, as required under this Article 5(f), only Actual Repair Costs (for Containers) which are greater or less than existing scheduled costs by a factor greater than one percent (1%) will be included in the adjustment for the succeeding period.

     Twelve and Twenty-Four Month Reconciliations. It is the intention of the
     --------------------------------------------
parties that Transamerica will share in all maintenance and repair cost savings realized by Pacer. In furtherance of this intention, the parties have devised a preliminary formula for determining the amount of savings realized by Pacer and the portion of that total savings to be shared with Transamerica. This preliminary formula is set forth in the remainder of this Article 5(g). As soon as practicable after December 31, 2000, and December 31, 2001, Transamerica shall analyze and report on the Pacer Actual Repair Costs and Pacer Actual Costs Per Day for the nine months beginning April 1, 2000, and for the twelve months beginning January 1, 2001, respectively, in a format similar to the format attached as Schedule D.3 hereto. To the extent that the Pacer Actual Costs Per Day for Pacer Containers are less than the assumed costs per unit per day, as set forth on Schedule B, Pacer shall pay a Container cost-savings fee to Transamerica based upon the fee schedule attached as Schedule C.2 hereto. In addition, to the extent that the Pacer Actual Costs Per Day for Pacer Chassis are less than the assumed costs per unit per day, as set forth on Schedule B, Pacer shall pay a Chassis cost-savings fee to Transamerica based upon the fee schedule attached hereto as Schedule C.2. The parties agree that the formula described herein to determine the Container and Chassis cost-savings fees set forth in Schedule C.2 will be reviewed after the first three months of operations under this Agreement (i.e., after March 31, 2000), and, if such formula is inequitable to either party, such formula will be subject to change based upon good faith negotiations between the parties. If the formula is determined to be equitable to both parties, then the formula will be utilized by the parties without modification. In the event that this Agreement is terminated prior to December 31, 2000, or prior to December 31, 2001, for any reason, Transamerica shall perform the analysis as of the date of such termination, and Pacer shall pay a Container fee and a Chassis cost-savings fee based upon the results thereof, as if the Agreement had not been terminated. Notwithstanding the foregoing, in the event that Pacer shall terminate this Agreement for cause under Article 6(b), Pacer shall not be responsible for any Container or Chassis cost-savings fees which are otherwise earned in the year of such termination.

     Minimum Equipment Volumes. All general and administrative billings rendered
     -------------------------
by Transamerica pursuant to this Article shall be calculated on the basis of the actual number of Pacer Chassis and Pacer Containers in the Stacktrain System on a daily basis, excluding New Equipment during its applicable Free Period. In the event that such actual number of Pacer Chassis and Pacer Containers in the Stacktrain System is less than the Minimum Equipment Volumes by five percent (5%) or more in any two consecutive quarters, then Transamerica can require an adjustment of the General and Administrative Rates set forth in Schedule C. Pacer and Transamerica shall be required to negotiate such rate adjustment in good faith. If the parties are unable to reach agreement within sixty (60) days on the amount of such rate adjustment, Transamerica may terminate this Agreement upon sixty (60) days written notice to Pacer. Such termination shall be deemed a termination for cause under Article 6(b)[iii] for all purposes under this Agreement.

     Conspiculty. As more particularly set forth on Schedule F, Pacer shall
     -----------
reimburse Transamerica for the cost of installing reflective tape on all Chassis which are leased to Pacer by Transamerica.

     Lease Termination Charges. All repair and maintenance costs associated with
     -------------------------
Equipment which is returned to an Owner shall be billed separately to and paid by Pacer on a monthly basis in accordance with Article 5(c)[iii]. Such costs shall not be included in the calculation of Actual Repair Costs for purposes of Article 5(f)[i], [ii], [iii] and [iv] or Article 5(g).


                       ARTICLE 2 - TERM AND TERMINATION
                       ---------
     Term. This Agreement shall commence on the Effective Date and shall
     ----
continue thereafter for a period of thirty-six (36) months until December 31, 2002, unless sooner terminated pursuant to this Article 6 (the "Term").

                            Termination for Cause.
                            ---------------------
Either party may terminate this Agreement if the other party fails to remit or pay amounts when and as due under this Agreement and such non-payment continues for a period of fifteen (15) days following receipt of written notice of such non-payment. Pacer may terminate this Agreement if Transamerica fails to cure any material breach of its obligation to perform the Services within thirty (30) days of any written notice from Pacer of the breach and demand for cure, unless Transamerica shall submit a Services performance plan within such thirty (30) day period, in which case Transamerica shall have an additional thirty (30) days to cure the breach, it being the intention of the parties that Transamerica shall have sixty (60) days from the date of notice and demand to cure any breach where a Services performance plan is submitted by Transamerica within the first thirty (30) days. In the event that Pacer terminates this Agreement for cause, Pacer shall not be obligated to pay early termination charges pursuant to
Article 6(d). Transamerica may terminate this Agreement if Pacer fails to cure any material non-payment breach of this Agreement within sixty (60) days of receipt of any written notice from Transamerica of the breach and demand for cure. In the event that Transamerica terminates this Agreement for cause under this Article 6(b), and without prejudice to Transamerica's other rights and remedies arising under this Agreement or by operation of law, Transamerica shall be entitled to receive, and Pacer shall be obligated to remit, all early termination charges and payments under Article 6(d) and Schedule E of this Agreement, including all reasonable incremental and out of pocket costs incurred by Transamerica in supporting any move by Pacer to a new service provider and all other charges referred to in the last sentence of Article 6(d).
A non-breaching party and a breaching party may negotiate and resolve in writing any alleged breach of this Agreement on any financial or non-financial terms which are mutually satisfactory to them. Unless otherwise agreed in writing, such negotiation and resolution shall not constitute a waiver, release or limitation of any other rights or remedies which the non-breaching party may have under this Agreement, including the right of termination under this Article 6(b).

     Termination for Convenience. Transamerica or Pacer may terminate this
     ---------------------------
Agreement without cause and for no reason upon six (6) months prior written notice to the other. Pacer's right to terminate this Agreement for convenience is subject to its reciprocal obligation to make such early termination payments to Transamerica and to pay such other charges as are described in Article 6(d). In the event that Transamerica exercises its right to terminate this Agreement for convenience, [i] Pacer shall not be obligated to pay the early termination payments and charges described in Article 6(d) or the cost-savings fees described in Article 5(g) and [ii] Transamerica shall support Pacer's move to a new service provider and shall be responsible for its own incremental and out-of-pocket costs in connection therewith.

                    (a)       Termination Based Upon Assignment.
                              ---------------------------------
In the event that Pacer assigns this Agreement or the Services to any Permitted Assignee which is a lessor of containers or chassis or to any provider of maintenance and repair management services in competition with Transamerica, then Transamerica may terminate this Agreement upon six (6) months prior written notice to Pacer. In the event that Transamerica terminates this Agreement under this Article 6(d), such termination shall be deemed a termination for convenience by Transamerica under Article 6(c), except that Transamerica shall have no obligation or responsibility to support Pacer's move to a new service provider.
In the event Transamerica delegates its duties, obligations or responsibilities under this under this Agreement to any Permitted Delegatee which is a rail carrier, motor carrier, stacktrain operator or intermodal marketing company that competes with the stacktrain services provided by Pacer, then Pacer may terminate this Agreement upon six (6) months prior written notice to Transamerica. In the event that Pacer terminates this Agreement under this
Article 6(d), such termination shall be deemed a termination for convenience by Pacer under Article 6(c), except that Pacer shall have no obligation or responsibility to pay the early termination charges and payments as set forth in
Article 6(e).


     Early Termination Charges and Payment. Upon receipt of a termination-for-
     -------------------------------------
convenience notice from Pacer pursuant to Article 6(c), or upon a termination-for-cause by Transamerica pursuant to Article 6(b), Pacer shall be obligated to pay to Transamerica an early termination fee based upon the Early Termination Rates set forth in Schedule E. Each unit of Pacer Equipment shall be assessed an early termination charge, based upon the applicable per diem Early Termination Rate for that unit, multiplied by the number of days and the daily number of Pacer Containers and Pacer Chassis in the Stacktrain System calculated as follows: [i] in the case of Pacer Equipment in the Stacktrain System as of the Effective Date, from the Effective Date to the date that such Pacer Equipment is subsequently removed from the Stacktrain System or the actual date of termination of this Agreement, whichever is earlier; and [ii] in the case of New Equipment, from the calendar day following the last day of the Free Period to the date that such New Equipment is subsequently removed from the Stacktrain System or the actual date of termination of this Agreement, whichever is earlier. Transamerica shall bill and Pacer shall pay such charges in accordance with the terms of this Agreement. In addition to such payment, Pacer shall pay [i] all reasonable incremental and out-of-pocket costs incurred by Transamerica in supporting Pacer's move to a new service provider, [ii] all lumpsum conspiculty charges required by Schedule E in the event of termination prior to June 30, 2001, and [iii] all reconciliation payments required by Article 5(f), and [iv] all reconciliation payments required by

Article 5(g) in the event of termination prior to December 31, 2000 or December 31, 2001, as the case may be.

          (b)    Survival of Payment Obligations. The payment obligations of the
                 -------------------------------
parties under Articles 5 and 6 of this Agreement shall survive any termination of this Agreement by either party under this Article 6.

                                - AUDIT RIGHTS
       Pacer shall have the right upon reasonable advance notice to Transamerica to review, inspect and audit the books and records of Transamerica relating to the Services, including Vendor bills, payments to Vendors, and agreed repair charges as between Transamerica and Vendors. All such reviews, inspections and audits shall occur during regular business hours and shall be at the cost and expense of Pacer. If any review, inspection or audit by Pacer establishes any gross negligence or willful misconduct on the part of Transamerica in respect of billing or the assessment of fees and charges under this Agreement, Transamerica shall be responsible for the cost of such review, inspection or audit, up to a maximum of $10,000 per review, inspection and audit, up to an annual maximum of $50,000 for all such reviews, inspections, and audits.

                            - REPORTING REQUIREMENTS
       Pacer shall provide Transamerica with information concerning any change in the number of Pacer Chassis units and Pacer Container units in the Pacer Equipment fleet, and will cause APL to provide Transamerica with information concerning any change in the number of APL Chassis units in the APL Equipment fleet, throughout the Term of this Agreement. Such information shall be provided within five (5) days of each such change and shall include as to each unit, at a minimum, the date that such unit was added to or removed from the Stacktrain System, the alphabetical and numerical marks on such unit, the Equipment type, and the Owner of such unit. Transamerica shall have no obligation to provide Services to any added Pacer Chassis, Pacer Containers or APL Chassis unless Pacer or APL, as the case may be, shall have provided the information required by this Article 8 as to such unit. Pacer shall cause APL to provide all invoicing for work performed on Pacer Equipment in an e-commerce format acceptable to Transamerica. Such format will be consistent with the format required of other Vendors.

                              - MOST FAVORED USER
       Except as otherwise provided in this Agreement, Transamerica shall not perform services to APL (for all equipment types) and any direct competitors of Pacer, excluding railroads (for domestic chassis or containers), which are similar to the Services, at General and Administrative Rates which are more favorable than those set forth in Schedule C, unless those more favorable General and Administrative Rates are also offered to Pacer under this Agreement with an application date which is retroactive to the date on which they are offered to such major user. Upon request by Pacer (not more than once per calendar year), Transamerica shall cause its external auditor to provide written assurances to Pacer that any general and administrative rates charged by Transamerica to APL (for services to APL other than those described in this Agreement) or any direct competitors of Pacer (excluding railroads) for services similar to the Services are not less than the General and Administrative Rates set forth in Schedule C. The assurances provided by such auditor will be based upon the following formula:

          The auditor will calculate all container revenue (including maintenance and repair charges and general and administrative charges) earned by Transamerica from APL or any other direct competitor of Pacer (excluding railroads). The auditor will subtract from such container revenue all actual maintenance and repair costs relating to the containers in question. The difference between such revenues and costs shall be divided by the total equipment days for such containers to arrive at the applicable general and administrative rate per day. The rates per day will be compared to the corresponding rates for containers contained in Schedule C. The same type of calculation and comparison shall be completed with respect to chassis, using the applicable chassis revenue, maintenance and repair costs, and equipment days.

                              - VENDOR CONTRACTS
Transamerica will use commercially reasonable efforts to negotiate or modify contracts with existing and future Vendors to require that such contracts (a) contain indemnity provisions covering Transamerica and Pacer, (b) require Vendors to carry third party liability insurance in an amount not less than $5,000,000 per occurrence naming Transamerica and Pacer as additional named insureds. In the event that Transamerica is unable to negotiate or modify a contract with a particular Vendor which contains these provisions, the parties shall jointly decide whether such Vendor shall be retained. If the parties are unable to agree, Pacer shall decide, in its sole discretion, whether to retain such Vendor. Unless otherwise provided herein, a decision to retain or reject a particular Vendor shall not relieve the parties of any obligations which they otherwise have to each other under this Agreement.

                                - MISCELLANEOUS
     No Assignment of Rights. Pacer may not assign this Agreement or its right
     -----------------------
to receive Services from Transamerica under this Agreement to any Person without the prior written consent of Transamerica, and any such assignment, or purported assignment, shall be void and of no effect. Notwithstanding the immediately preceding sentence, Pacer may assign this Agreement and/or its right to receive Services under this Agreement to a Permitted Assignee without the prior written consent of Transamerica. Nothing contained herein shall prohibit Pacer from effecting an initial public offering.


     No Delegation of Duties. Transamerica may not delegate its duties,
     -----------------------
obligations or responsibilities under this Agreement to any Person without the prior written consent of Pacer and any such delegation, or purported delegation, shall be void and of no effect. Notwithstanding the immediately preceding sentence, Transamerica may delegate its duties, obligations or responsibilities under this Agreement to a Permitted Delegatee without the prior written consent of Pacer. Nothing contained herein shall prevent Transamerica from effecting an initial public offering.

     Governing Law. This Agreement shall be governed by and construed under the
     -------------
laws of the State of New York.

     Forum Selection. Each party irrevocably consents to the jurisdiction and
     ---------------
venue of the federal and state courts located in New York, New York, in connection with any and all actions, suits and proceedings arising from or related to this Agreement or the execution, delivery, performance or breach of this Agreement. Nothing herein will affect the right of any party to bring any action, suit or proceeding against another party or its property in any other court with proper jurisdiction.

     Notices. Any notices required or permitted hereunder shall be in writing
     -------
and shall be valid and sufficient when sent, if sent by facsimile transmission to the number set forth below; or when received, if delivered personally; or, if mailed, then three (3) days after dispatched in any post office of the United States, by registered or certified mail, postage prepaid, addressed to the other party as follows:

     If to Transamerica:

               Transamerica Leasing Inc.
               100 Manhattanville Road
               Purchase, New York  10577
               Attention: Senior Vice President, N.A. Domestic Intermodal With a Copy to: Vice President and General Counsel Facsimile No.: 914-697-2526


     If to Pacer:

               Pacer Logistics Inc., and
               Pacer International, Inc.
               1111 Broadway
               Oakland, California  94607
               Attention:  Executive Vice President, Operations
               Facsimile No.:  510-272-7402

     Service of Process. Service of process may be made by one party upon
     ------------------
another by [i] mailing a copy of such process (registered or certified mail), postage prepaid, addressed to the other party at the address shown in Article 11(e), or [ii] by sending a copy of such process by facsimile transmission, directed to the facsimile number of such party shown in Article 11(e). If service is by mail, service will be complete seven days after such process has been mailed. If service is by facsimile, service will be complete when such process is actually received. Nothing herein will affect the right of either party to serve legal process in any other manner permitted by law.

     Counterparts. This Agreement may be executed in two or more counterparts,
     ------------
each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     Headings. Titles and headings of the Articles and sub-Articles of this
     --------
Agreement are for convenience or reference only and do not form a part of this Agreement and will not in any way affect the interpretation of this Agreement.

     Amendment. No explanation or information by any of the parties will alter
     ---------
or affect the meaning or interpretation of this Agreement and no modification or amendment to this Agreement will be valid unless in writing and executed by the party against whom enforcement is sought.

     Successors and Assigns. The terms and conditions of this Agreement will
     ----------------------
inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

     Waiver. The waiver of any breach of any term or condition will not be
     ------
deemed a waiver of any other or subsequent breach, whether of like or different nature.

     Rights and Remedies. No rights or remedies afforded a party are intended to
     -------------------
be exclusive, and, upon the breach of any provision of this Agreement by a Breaching Party, the Non-Breaching Party will be entitled to exercise all rights or remedies provided by law or otherwise.

     Severability. If any term or provision of this Agreement shall be adjudged
     ------------
to be invalid or unenforceable, to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement, and this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     Joint and Several Liability. Pacer Logistics Inc. and Pacer International
     ---------------------------
Inc. shall be jointly and severally responsible for the contractual obligations of Pacer to Transamerica under this Agreement.

     Force Majeure. Transamerica shall have no liability to Pacer, and its
     -------------
performance under this Agreement shall be excused, to the extent that any failure to perform is due to acts of God or the public enemy, war, strikes, labor difficulties, riots, insurrections, floods, earthquakes, explosions, fire, quarantine restrictions, epidemics or other causes beyond the control and without the fault or negligence of Transamerica. Pacer shall be able to declare an Equipment Force Majeure as to designated units of Equipment in a particular Location to the extent that such Equipment is rendered unavailable to the Stacktrain System for a period of seventy-two (72) hours or more due to acts of God or the public enemy, war, strikes, labor difficulties, riots, insurrections, floods, earthquakes, explosions, fire, quarantine restrictions, epidemics, or other causes beyond the control and without the fault or negligence of Pacer. Either party declaring a force majeure event pursuant to this Article 10(n) shall [i] immediately notify the other party of such event, such notification to include a description of the event and the commencement date of such event, and [ii] immediately notify the other party when such event has abated or ended. The declaration of an Equipment Force Majeure by Pacer shall not relieve Pacer of any obligations to Transamerica under this Agreement, except as specifically set forth in Schedule A.1, Note 5.

     Indemnification and Consequential Damages. Pacer shall indemnify and hold
     -----------------------------------------
Transamerica harmless from and against all liabilities, losses, damages and expenses, including reasonable attorneys' fees, sustained or incurred by Transamerica to the extent that such liability, loss, damage or expense is caused by [i] the gross negligence of Pacer, [ii] the material breach of this Agreement by Pacer, [iii] the failure to perform under this Agreement by Pacer, or [iv] the willful or intentional misconduct of Pacer or any of its employees. Transamerica shall indemnify and hold Pacer harmless from and against all liabilities, losses, damages and expenses, including reasonable attorneys' fees, sustained or incurred by Pacer to the extent that such liability, loss, damage or expense is caused by [i] the gross negligence of Transamerica, [ii] the material breach of this Agreement by Transamerica, [iii] the failure to perform under this Agreement by Transamerica, or [iv] the willful or intentional misconduct of Transamerica or any of its employees. Under no circumstances shall either party be liable to the other for any lost profits, or for special, consequential or exemplary damages, even if the party has been advised of the possibility of such damages or lost profits.

     Confidentiality. The parties agree that the terms and conditions of this
     ---------------
Agreement and its Schedules are confidential and proprietary, and that unauthorized disclosure could be damaging from a commercial or competitive standpoint under many circumstances. Therefore, except as otherwise provided in this Agreement and except to the extent required by law, the contents of this Agreement and its Schedules shall not be disclosed or released by either party without consent of the other party during the Term of this Agreement and for a period of six (6) calendar months following the end of such Term.

     Singular and Plural. All defined terms and all variations thereof shall
     -------------------
refer to the singular or plural, as the text may require.

     Entire Agreement. This Agreement represents the entire agreement between
     ----------------
the parties concerning the subject matter hereof and all prior agreements (whether written or oral), term sheets, memoranda, correspondence, etc., between the parties are hereby merged into this Agreement.

                          [INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.
TRANSAMERICA LEASING, INC.


By:________________________________
          Brent Knowles
          Senior Vice President



PACER LOGISTICS INC.


By:________________________________
          Larry Yarberry
          Chief Financial Officer

PACER INTERNATIONAL INC.

By:________________________________
          Dan Pendleton
          Executive Vice President, Operations

                                  SCHEDULE A
                                  ----------

         MAINTENANCE AND REPAIR MANAGEMENT SERVICES AND BUSINESS RULES
         -------------------------------------------------------------


                A.1 MAINTENANCE AND REPAIR MANAGEMENT SERVICES
                ----------------------------------------------


Transamerica will perform the maintenance and repair management services listed below, subject to the terms and conditions of Notes 1, 2, 3, 4, 5, 6, 7 and 8 below:

cause Equipment at each Location to be maintained and repaired in accordance with the Business Rules, applicable industry standards, regulatory requirements and AAR, FHWA and BIT requirements, and other provisions and standards set forth in this Agreement;
provide accurate maintenance and repair billings to Pacer and require accurate maintenance and repair billings from its vendors;
negotiate and maintain contracts with all Vendors;
receive electronically via e.commerce all Vendor repair estimates and invoices and compare to previously approved tariffs;
pay all accepted maintenance and repair invoices, reject back to Vendors any unacceptable invoices and pay rejected invoices when and as properly corrected; utilize Transamerica technical department to audit selected Vendors and report the results of such audits to Pacer;
maintain a maintenance and repair data base for all maintenance and repair work performed on Pacer Equipment, including work performed by APL, which incorporates key edits and controls and which contains maintenance and repair histories;
provide web enabled reporting and provide to Pacer remote access to the Transamerica maintenance and repair data base;
provide Pacer with monthly reporting on maintenance and repair experience; invoice Pacer monthly a cost per day for maintenance and repair management services in accordance with Article 5 of this Agreement;
provide Pacer with a monthly and cumulative report of maintenance and repair cost savings/overages versus repair costs outlined in Article 5(g); and provide Pacer with the amounts to be billed to APL for maintenance and repair performed by Transamerica on APL Equipment.

Note 1:   Damage Prior to the Effective Date. The parties acknowledge that some
          ----------------------------------
          Equipment may be damaged, but not repaired, as of the Effective Date of this Agreement. Transamerica shall be responsible for the actual costs associated with the repair of such Equipment only where such Equipment was inspected and repair estimates made after the Effective Date, it being the intention of this provision that Transamerica shall have no responsibility for the cost of repairs where repair estimates were made prior to the Effective Date.

Note 2:   Repairs Post-Termination. The parties acknowledge that repairs to some
          ------------------------
          Equipment damaged during the Term will not be made until after the expiration of the Term. Transamerica will be responsible for the actual cost and completion of any repairs made to the Equipment after the end of the Term to the extent that the repairs were first estimated prior to the end of the Term. To the extent that those repairs are made within sixty (60) days after the end of the Term, the cost of these repairs will be included in the final six month reconciliation under Article 5(f)[iv]. To the extent that such repairs are not completed within this 60 day period, the estimated cost of these repairs will be included in the final six month reconciliation under Article 5(f)[iv].

Note 3:   Billing for New Equipment. Transamerica will not include a unit of New
          -------------------------
          Equipment in any maintenance and repair billing or any general and administrative billing pursuant to Article 5(b) and Schedules B and C of this Agreement during the Free Period for such unit. Notwithstanding the immediately preceding sentence, Transamerica shall bill Pacer, monthly in arrears, and Pacer shall pay Transamerica, for any and all actual repairs made to each and every unit of New Equipment during its Free Period. Such billings shall describe the repairs made and shall identify, as to each unit of New Equipment, the specific unit number, the location where the repair was made and the date of the repair.

Note 4:   Billing for Equipment in Non-Exclusive Locations. All units of Pacer
          ------------------------------------------------
          Equipment situated in a Non-Exclusive Location from time to time shall be excluded from maintenance and repair billing pursuant to Article 5(b) and Schedule B of this Agreement during any Non-Exclusive Period. All such Pacer Equipment shall be included in (and shall remain subject to) all general and administrative billing pursuant to Article 5(b) and Schedule C of this Agreement throughout such Non-Exclusive Period.

Note 5:   Billing for Equipment Subject to Equipment Force Majeure. All units of
          --------------------------------------------------------
          Pacer Equipment which are subject to an Equipment Force Majeure shall be excluded from maintenance and repair billing pursuant to Article 5(b) and Schedule B of this Agreement throughout the duration of any Equipment Force Majeure Period. Whenever Pacer declares an Equipment Force Majeure, Pacer shall be solely responsible for the maintenance and repair of all Pacer Equipment included within such Equipment Force Majeure (including payment for all maintenance and repairs) throughout the duration of such Equipment Force Majeure Period. All Pacer Equipment which is otherwise subject to an Equipment Force Majeure shall be included in (and shall remain subject to) all general and administrative billing pursuant to Article 5(b) and Schedule C of this Agreement throughout such Equipment Force Majeure Period.

Note 6:   APL Chassis. Notwithstanding anything in this Agreement to the
          -----------
          contrary, Transamerica shall not be required to cause the maintenance or repair of any APL Chassis, or to pay for the maintenance and repair of any APL Chassis, except where maintenance or repair is required when a Pacer Container is attached thereto.

Note 7:   Non-Pacer Chassis. Notwithstanding anything in this Agreement to the
          -----------------
          contrary, Transamerica shall not be required to cause the maintenance or repair of any Non-Pacer Chassis, or to pay for the maintenance and repair of any Non-Pacer Chassis, except where maintenance and repair is required, a Pacer Container is attached thereto and Pacer has otherwise authorized such maintenance and/or repair in accordance with the Business Rules.

Note 8:   APL Containers and Non-Pacer Containers.  Transamerica shall have no
          ---------------------------------------
          obligation to cause the maintenance and repair of any APL Container or Non-Pacer Container.

                               A.2 BUSINESS RULES
                               ------------------

1. Transamerica will cause the maintenance and repair of the following Equipment without obtaining the prior written approval of Pacer: (a) all Pacer Chassis which, at the time of the required maintenance or repair, do not have Containers attached thereto; (b) all Pacer Chassis which, at the time of the required maintenance or repair, have Pacer Containers attached thereto; (c) all APL Chassis which, at the time of the required maintenance or repair, have Pacer Containers attached thereto; and (d) all Pacer Containers having maintenance or repair estimates which are less than $250 per unit.

2. Transamerica will not cause the maintenance and repair of the following Equipment without obtaining the prior written approval of Pacer: (a) any Pacer Chassis, which at the time of the required maintenance or repair, has a Non-Pacer Container attached thereto; (b) any Non-Pacer Chassis which, at the time of the required maintenance or repair, has a Pacer Container attached thereto; (b) any Pacer Chassis which, at the time of the required maintenance or repair, has an APL Container attached thereto; or (c) any Pacer Container having a maintenance or repair estimate which is greater than $250 per unit.

3. The pre-approval categories and limits contained in paragraphs 1 and 2 may be modified by Pacer from time to time upon written notice delivered to Transamerica at least five (5) Business Days prior to the proposed effective date of such modification.

4.   Vendors will be paid within 45 days of acceptance of invoice.

5.   There will be no mark-up of Vendor/supplier costs by Transamerica to Pacer.

6.   Pacer will be given the benefit of any Vendor volume discounts.

7. Pacer will be notified of new Vendor/supplier arrangements in a timely manner.

8. Transamerica will not require any Vendor in any Location to give discriminatory preference to equipment owned or operated by Transamerica with respect to repair schedules.

9. Beginning June 30, 2000, unless otherwise requested by Pacer in writing, Transamerica will meet the following turn time (average by Location) standards: (A) Repairs not requiring estimates or prior approval will be made within two (2) Business Days following actual discovery, provided,
                                                                   --------
     that, all parts and materials necessary for such repair are in inventory
     ----
     and are otherwise available. The foregoing turn time standards will not apply to minor repairs, which, for reasons of economy, are not made until just prior to a unit of Equipment's over-the-road usage. (B) Repairs requiring estimates and prior approval will be made within four (4) Business Days of issuance of the estimate and approval thereof, provided,
                                                                     --------
     that, all parts and materials necessary for such repair are in inventory
     ----
     and are otherwise available. The parties acknowledge that these turn time standards may be adversely affected by certain factors such as seasonal deliveries during non-peak seasons and/or positioning of Equipment to a specific Location to reduce repair costs. Such factors can adversely affect the turn time within a specific Location and will be taken into consideration by the parties when evaluating a vendor's performance.

10.  All invoices to be audited within the system for

 .    duplicate invoices; and
 .    costs within agreed tariff and rates.

11. Transamerica will incorporate Vendors into its routine audit program. Audits to check on performance of work within agreed upon standards.

                                 A.3 LOCATIONS
                                 -------------

------------------------------------------------------------------------------------------------------------------
   Region                           Vendor Name                                         Provides Service for:
------------------------------------------------------------------------------------------------------------------
Southern      ATS                                                              (Bomar/NS)
------------------------------------------------------------------------------------------------------------------
Mexico        Almaceenes Diversos S.A de C.V.                                  Altamira
------------------------------------------------------------------------------------------------------------------
Mexico        Container Service de mexico S. A. de C.V.                        Altamira
------------------------------------------------------------------------------------------------------------------
Mexico        Inspecciones y Serv. Portuarios El Golfo. S.A. de C.v.           Altamira
------------------------------------------------------------------------------------------------------------------
Southern      Don's Trailer Repair                                             Atlanta
------------------------------------------------------------------------------------------------------------------
Southern      Peachtree Trailers                                               Atlanta
------------------------------------------------------------------------------------------------------------------
Southern      ATS                                                              Atlanta, GA (APL CY, NS)
------------------------------------------------------------------------------------------------------------------
Southern      Transus                                                          Atlanta, GA (Transus CY)
------------------------------------------------------------------------------------------------------------------
Eastern       Eastern America                                                  Baltimore, MD
------------------------------------------------------------------------------------------------------------------
Eastern       Parsec Inc                                                       Baltimore, MD
------------------------------------------------------------------------------------------------------------------
Eastern       Picorp, Inc                                                      Baltimore, MD
------------------------------------------------------------------------------------------------------------------
Eastern       Cope Bestway                                                     Boston, MA
------------------------------------------------------------------------------------------------------------------
Eastern       Trax Transportation                                              Boston, MA
------------------------------------------------------------------------------------------------------------------
Southern      Container Care                                                   Charleston, SC
------------------------------------------------------------------------------------------------------------------
Southern      GLOBAL (Itel)                                                    Charleston, SC
------------------------------------------------------------------------------------------------------------------
Southern      Container Maintenance                                            Charleston, SC (Columbus St)
------------------------------------------------------------------------------------------------------------------
Southern      H&B                                                              Charleston, SC (NS/CSX)
------------------------------------------------------------------------------------------------------------------
Southern      Coastal Container                                                Charleston, SC (Opti-Trans/Wando)
------------------------------------------------------------------------------------------------------------------
Eastern       Container Care                                                   Chesapeake, VA
------------------------------------------------------------------------------------------------------------------
Eastern       D.D. Jones                                                       Chesapeake, VA
------------------------------------------------------------------------------------------------------------------
Chicago       ECHLIN                                                           Chicago, IL
------------------------------------------------------------------------------------------------------------------
Chicago       M&S Transport                                                    Chicago, IL
------------------------------------------------------------------------------------------------------------------
Chicago       MGM                                                              Chicago, IL
------------------------------------------------------------------------------------------------------------------
Chicago       O'Toole Transportation Works                                     Chicago, IL
------------------------------------------------------------------------------------------------------------------
Chicago       Pomps                                                            Chicago, IL
------------------------------------------------------------------------------------------------------------------
Chicago       Transportation Equipment & Service                               Chicago, IL
------------------------------------------------------------------------------------------------------------------
Chicago       U.S. Transport Repair                                            Chicago, IL
------------------------------------------------------------------------------------------------------------------
Chicago       Yards Container Pool                                             Chicago, IL
------------------------------------------------------------------------------------------------------------------
Chicago       Belle Tire                                                       Cincinnati, OH
------------------------------------------------------------------------------------------------------------------
Chicago       Container Port Group                                             Cincinnati, OH
------------------------------------------------------------------------------------------------------------------
Chicago       Fasig Co                                                         Cincinnati, OH
------------------------------------------------------------------------------------------------------------------
Chicago       Sumerel Tire                                                     Cincinnati, OH
------------------------------------------------------------------------------------------------------------------
Chicago       Worthy Cartage                                                   Cincinnati, OH
------------------------------------------------------------------------------------------------------------------
Chicago       Belle Tire                                                       Cleveland, OH
------------------------------------------------------------------------------------------------------------------
Chicago       Container Port Group                                             Cleveland, OH
------------------------------------------------------------------------------------------------------------------
Chicago       Container Port Group                                             Columbus, OH
------------------------------------------------------------------------------------------------------------------
Chicago       Parsec                                                           Columbus, OH
------------------------------------------------------------------------------------------------------------------
Chicago       Sumerel Tire                                                     Columbus, OH
------------------------------------------------------------------------------------------------------------------
SW            QTS                                                              Dallas (BN)
------------------------------------------------------------------------------------------------------------------
SW            ATS                                                              Dallas (CY)
------------------------------------------------------------------------------------------------------------------
SW            K&R                                                              Dallas (UP)
------------------------------------------------------------------------------------------------------------------
SW            Equipment Storage Services                                       Dallas, TX
------------------------------------------------------------------------------------------------------------------
PSW           Complete Container Services                                      Denver CO
------------------------------------------------------------------------------------------------------------------
PSW           Crown Container                                                  Denver CO
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
   Region                           Vendor Name                                         Provides Service for:
------------------------------------------------------------------------------------------------------------------
Chicago       Belle Tire                                                     Detroit, MI
------------------------------------------------------------------------------------------------------------------
Chicago       Container Port Group                                           Detroit, MI
------------------------------------------------------------------------------------------------------------------
Chicago       Tri-Modal                                                      Detroit, MI
------------------------------------------------------------------------------------------------------------------
SW            ERO Enterprises                                                El Paso, TX (All)
------------------------------------------------------------------------------------------------------------------
Mexico        Logistica de Terminal de Contenedores S.A. de C.V.             Ensenada
------------------------------------------------------------------------------------------------------------------
PSW           C&R Tire Service                                               Fontana, CA
------------------------------------------------------------------------------------------------------------------
Eastern       GPS Terminal Services                                          Harrisburg, PA
------------------------------------------------------------------------------------------------------------------
Eastern       Transcorp                                                      Harrisburg, PA
------------------------------------------------------------------------------------------------------------------
Mexico        Deger S.A. de C.V.                                             Hermosillo
------------------------------------------------------------------------------------------------------------------
Mexico        Llantera Kaliman                                               Hermosillo
------------------------------------------------------------------------------------------------------------------
SW            ATS                                                            Houston, TX
------------------------------------------------------------------------------------------------------------------
SW            Container Care                                                 Houston, TX
------------------------------------------------------------------------------------------------------------------
Southern      GLOBAL (Itel)                                                  Houston, TX
------------------------------------------------------------------------------------------------------------------
SW            Intermodal Services                                            Houston, TX
------------------------------------------------------------------------------------------------------------------
Chicago       Container Port Group                                           Indianapolis, IN
------------------------------------------------------------------------------------------------------------------
Chicago       Sumerel Tire                                                   Indianapolis, IN
------------------------------------------------------------------------------------------------------------------
Chicago       XMGM                                                           Indianapolis, IN
------------------------------------------------------------------------------------------------------------------
Southern      GLOBAL (Itel)                                                  Jacksonville, FL
------------------------------------------------------------------------------------------------------------------
Southern      Transportation Equipment Specialist                            Jacksonville, FL
------------------------------------------------------------------------------------------------------------------
Southern      XMGM                                                           Jacksonville, FL
------------------------------------------------------------------------------------------------------------------
Southern      Diamond Trailer                                                Jacksonville, FL (NS)
------------------------------------------------------------------------------------------------------------------
Chicago       Clays Tire Service                                             Kansas City
------------------------------------------------------------------------------------------------------------------
Chicago       KRJ Trailer Repair                                             Kansas City
------------------------------------------------------------------------------------------------------------------
Chicago       MoKan Container Services                                       Kansas City
------------------------------------------------------------------------------------------------------------------
Chicago       Orrick Trailer Repair                                          Kansas City
------------------------------------------------------------------------------------------------------------------
Chicago       O'Toole Transportation Works                                   Kansas City
------------------------------------------------------------------------------------------------------------------
Chicago       Tri-Model                                                      Kansas City
------------------------------------------------------------------------------------------------------------------
Chicago       Western Trailer                                                Kansas City
------------------------------------------------------------------------------------------------------------------
Southern      Truck 'N Trailer                                               Lake Charles, LA
------------------------------------------------------------------------------------------------------------------
Eastern       Parsec Inc                                                     Langhorne, PA
------------------------------------------------------------------------------------------------------------------
Southern      Intermodal Services                                            Laredo, TX
------------------------------------------------------------------------------------------------------------------
PSW           Total Intermodal Services                                      Los Angeles CA (Becker Yard, UP, +
                                                                             Misc locations)
------------------------------------------------------------------------------------------------------------------
PSW           Container Works                                                Los Angeles CA (Misc locations)
------------------------------------------------------------------------------------------------------------------
PSW           P&J Trailer Repair                                             Los Angeles CA (Misc locations)
------------------------------------------------------------------------------------------------------------------
PSW           Intermodal Maintenance Services                                Los Angeles, CA (City of Industry,
                                                                             ICTF)
------------------------------------------------------------------------------------------------------------------
Chicago       Parker Commercial Storage                                      Louisville, KY
------------------------------------------------------------------------------------------------------------------
Chicago       Sumerel Tire                                                   Louisville, KY
------------------------------------------------------------------------------------------------------------------
Mexico        Refrigerated Container Service de Mexico S.A. de C.V.          Manzanillo
------------------------------------------------------------------------------------------------------------------
SW            ATS                                                            Memphis, TN (BN)
------------------------------------------------------------------------------------------------------------------
SW            Delta                                                          Memphis, TN (UP)
------------------------------------------------------------------------------------------------------------------
SW            Mr. Maintenance                                                Memphis, TN (UP)
------------------------------------------------------------------------------------------------------------------
Mexico        Kawasakikisen de Mexico S.A. de C.V.                           Mexico
------------------------------------------------------------------------------------------------------------------
Mexico        Logistica de Terminal de Contenedores S.A. de C.V.             Mexico
------------------------------------------------------------------------------------------------------------------
Southern      Southestern Trailer                                            Miami, FL (CY)
------------------------------------------------------------------------------------------------------------------
Southern      Diamond Trailer                                                Miami, FL (FEC)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
   Region                           Vendor Name                                    Provides Service for:
------------------------------------------------------------------------------------------------------------------
Southern      Anchor Repair                                                     Miami, FL (Port)
------------------------------------------------------------------------------------------------------------------
Chicago       Jet Intermodal                                                    Milwaukee, WI
------------------------------------------------------------------------------------------------------------------
Chicago       Tri-Model                                                         Minneaplois, MN
------------------------------------------------------------------------------------------------------------------
SW            Choctaw                                                           Mobile, AL (All)
------------------------------------------------------------------------------------------------------------------
Canada        ATS                                                               Montreal
------------------------------------------------------------------------------------------------------------------
Southern      Tenmet, Inc.                                                      Nashville, TN
------------------------------------------------------------------------------------------------------------------
SW            Avondale                                                          New Orleans
------------------------------------------------------------------------------------------------------------------
SW            Container Care                                                    New Orleans
------------------------------------------------------------------------------------------------------------------
SW            PTRS-NOLA                                                         New Orleans
------------------------------------------------------------------------------------------------------------------
Eastern       Palmer Industries                                                 Newark, NJ
------------------------------------------------------------------------------------------------------------------
Pac Central   Container Works                                                   Oakland, CA
------------------------------------------------------------------------------------------------------------------
Pac Central   Hawk Intermodal                                                   Oakland, CA
------------------------------------------------------------------------------------------------------------------
Pac Central   Intermodal Maintenance Services                                   Oakland, CA
------------------------------------------------------------------------------------------------------------------
Pac Central   Pacific Coast Retreaders                                          Oakland, CA
------------------------------------------------------------------------------------------------------------------
Chicago       Tri-Model                                                         Omaha, NE
------------------------------------------------------------------------------------------------------------------
Chicago       TSL                                                               Omaha, NE
------------------------------------------------------------------------------------------------------------------
Chicago       TTG Tire Repair                                                   Omaha, NE
------------------------------------------------------------------------------------------------------------------
Chicago       ITC                                                               OTR
------------------------------------------------------------------------------------------------------------------
Eastern       Eastern America                                                   Philadelphia, PA
------------------------------------------------------------------------------------------------------------------
Chicago       G.P.S.                                                            Pittsburgh, PA
------------------------------------------------------------------------------------------------------------------
PNW           Container Care                                                    Portland, OR
------------------------------------------------------------------------------------------------------------------
PNW           Portland Container Repair Inc                                     Portland, OR
------------------------------------------------------------------------------------------------------------------
Mexico        Logistica de Terminal de Contenedores S.A. de C.V.                Queretaro
------------------------------------------------------------------------------------------------------------------
Mexico        Logistica de Terminal de Contenedores S.A. de C.V.                Ramos Arizpe
------------------------------------------------------------------------------------------------------------------
Pac Central   Tom & Sons                                                        Sacramento, CA
------------------------------------------------------------------------------------------------------------------
PSW           Intermountain Welding                                             Salt Lake City, UT
------------------------------------------------------------------------------------------------------------------
Mexico        Logistica de Terminal de Contenedores S.A. de C.V.                Saltillo
------------------------------------------------------------------------------------------------------------------
PSW           Border Tire                                                       San Diego, CA
------------------------------------------------------------------------------------------------------------------
Southern      GLOBAL (Itel)                                                     Savannah, GA
------------------------------------------------------------------------------------------------------------------
Southern      GLOBAL (Itel)                                                     Savannah, GA (CY)
------------------------------------------------------------------------------------------------------------------
Southern      ATS                                                               Savannah, GA (NS)
------------------------------------------------------------------------------------------------------------------
PNW           Container Care                                                    Seattle, WA (UP)
------------------------------------------------------------------------------------------------------------------
Southern      GLOBAL (Itel)                                                     Seattle, WA (UP)
------------------------------------------------------------------------------------------------------------------
PNW           Puget Sound Mobile Trailer Repair                                 Seattle, WA (UP)
------------------------------------------------------------------------------------------------------------------
Eastern       H&M                                                               South Kearny, NJ
------------------------------------------------------------------------------------------------------------------
Chicago       C.P.G                                                             St. Louis, MO
------------------------------------------------------------------------------------------------------------------
Chicago       MFR Tires                                                         St. Louis, MO
------------------------------------------------------------------------------------------------------------------
Chicago       Midwest Systems                                                   St. Louis, MO
------------------------------------------------------------------------------------------------------------------
Chicago       O'Toole Transportation Works                                      St. Louis, MO
------------------------------------------------------------------------------------------------------------------
Chicago       Container Base                                                    St. Paul, MN
------------------------------------------------------------------------------------------------------------------
Pac Central   XMGM                                                              Stockton, Modesto, CA
------------------------------------------------------------------------------------------------------------------
Eastern       Penn Truck Lines                                                  Syracuse, NY
------------------------------------------------------------------------------------------------------------------
Southern      Smith Mechanical                                                  Tampa, FL (All)
------------------------------------------------------------------------------------------------------------------
Chicago       Whiteacre                                                         Toledo, OH
------------------------------------------------------------------------------------------------------------------
Canada        Central Mobile                                                    Toronto
------------------------------------------------------------------------------------------------------------------
Canada        Precision Metals                                                  Toronto
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
   Region                      Vendor Name                                             Provides Service for:
------------------------------------------------------------------------------------------------------------------
Canada        Speedway Tire and Service                                           Toronto
------------------------------------------------------------------------------------------------------------------
PSW           Interstar                                                           VARIOUS
------------------------------------------------------------------------------------------------------------------
Mexico        Container Care                                                      Veracruz
------------------------------------------------------------------------------------------------------------------
Mexico        Reparaciones Integrales de Contenedores S.A.                        Veracruz
------------------------------------------------------------------------------------------------------------------
Chicago       Belle Tire                                                          Woodhaven
------------------------------------------------------------------------------------------------------------------
Chicago       G.P.S.                                                              Woodhaven
------------------------------------------------------------------------------------------------------------------
Chicago       XMGM                                                                Woodhaven
------------------------------------------------------------------------------------------------------------------
Southern      IMPACT                                                              Charleston, SC, Savannah, GA,
                                                                                  Charlotte, NC
------------------------------------------------------------------------------------------------------------------
Southern      Sail                                                                Orlando, FL
------------------------------------------------------------------------------------------------------------------

                        A.4 NON-EXCLUSIVE LOCATION FORM
                        -------------------------------

          The undersigned parties to that certain Equipment Services Agreement dated December 31, 1999 (the "Agreement"), in accordance with to Article 2(b) of the Agreement, hereby designate the following location to be a Non-Exclusive Location for the period designated below:


Region:   ___________________________________________

Vendor Name(s):   _________________________________________
                  _________________________________________
                  _________________________________________

Reason(s):  _________________________________________

Period:     _________________________________________

No. Pacer Chassis Affected:  ___________________________________
Date:       _________________________________________

                                        PACER INTERNATIONAL INC.

                                        By: __________________________

                                  SCHEDULE B
                                  ----------

                         MAINTENANCE AND REPAIR RATES
                         ----------------------------


          Chassis:                 $1.20 per unit per day
          -------

          Aluminum Containers:     $0.58 per unit per day
          -------------------

          Steel Containers:        $0.23 per unit per day
          ----------------

The parties acknowledge that the foregoing rates are subject to upward or downward adjustment based upon the six month review and adjustment provisions contained in Article 5(f) of this Agreement.

The Chassis rate is based upon the following cost assumptions as of the Effective Date of the Agreement:

          ------------------------------------------------------------------------------
                                AVERAGE COST        COST PER UNIT PER      PERCENT OF
               REPAIR           per incident               DAY             DAILY RATE
          ------------------------------------------------------------------------------
          Tires                    $56.00                 $.672                56%
          ------------------------------------------------------------------------------
          FHWA/BIT                 $36.00                 $.072                 6%
          ------------------------------------------------------------------------------
          Landing Gear             $51.00                 $.132                11%
          ------------------------------------------------------------------------------
          Brakes                   $39.00                 $.072                 6%
          ------------------------------------------------------------------------------
          Electrical               $16.00                 $.108                 9%
          ------------------------------------------------------------------------------
          Securing Devices         $22.00                 $.048                 4%
          ------------------------------------------------------------------------------
          Other Damage                                    $.096                 8%
          ------------------------------------------------------------------------------
              TOTAL                                       $1.20
          ------------------------------------------------------------------------------


Note:  The Maintenance and Repair Rates listed on this Schedule B are applicable
----
       to all Pacer Containers and Pacer Chassis, and the only exceptions thereto are the billing exceptions set forth in Schedule A.1, Notes 3, 4 and 5.

                                  SCHEDULE C
                                  ----------

                       GENERAL AND ADMINISTRATIVE RATES
                       --------------------------------

               ----------------------------------------------------------
               PACER CHASSIS                  PACER CONTAINERS
               ----------------------------------------------------------
               $0.146 per unit per day        $0.117 per unit per day
               ----------------------------------------------------------

The foregoing rates are comprised of individual Hardware-Software rates and Administration rates, which are as follows:

     --------------------------------------------------------------------------
                 PACER CHASSIS                      PACER CONTAINERS
     --------------------------------------------------------------------------
     Hardware-Software   Administration   Hardware-Software    Administration
     --------------------------------------------------------------------------
     $.060               $.086            $.048                $.069
     --------------------------------------------------------------------------

EDI Transaction Costs.  The foregoing rates include EDI transaction costs
---------------------
(included in Hardware-Software) and are based on a maximum of 25,000 transactions per month. If actual EDI transactions exceed this number by 5% or more in any month, Transamerica shall bill Pacer, and Pacer shall pay, for all transactions in excess of 25,000 transactions for that month at a rate of four cents ($0.04) per transaction.

Note:  The General and Administrative Rates listed on this Schedule C are
----
       applicable to all Pacer Chassis and Pacer Containers and the only exception thereto is the billing exception set forth in Schedule A.1,
       Note 3.

                                 SCHEDULE C.1
                                 ------------

                             SAMPLE BILLING FORMAT
                             ---------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                               Steel      Aluminum
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  Chassis   Containers   Containers      Total
--------------------------------------------------------------------------------------------------------------------------------
Monthly Billing:  Maintenance and Repair Management Services
--------------------------------------------------------------------------------------------------------------------------------
Maintenance and Repair Billing as Per Schedule B
--------------------------------------------------------------------------------------------------------------------------------
   Total Days for All Pacer Equipment in Stacktrain System                        713,000      217,000      465,000    1,395,000
--------------------------------------------------------------------------------------------------------------------------------
      Less Free Period for New Equipment as per Schedule A.1, Note 3              (15,500)      (3,100)      (9,300)     (27,900)
--------------------------------------------------------------------------------------------------------------------------------
      Less Pacer Equipment in Non-Exclusive Location                                    0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
      Less Pacer Equipment subject to Equipment Force Majeure                           0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
      Pacer Equipment Days                                                        697,500      213,900      455,700    1,367,100
--------------------------------------------------------------------------------------------------------------------------------
Maintenance and Repair Rate Per Day as Per Schedule B                            $   1.20     $   0.23     $   0.58
--------------------------------------------------------------------------------------------------------------------------------

Maintenance and Repair Billing as Per Schedule B and Article 5(b)                $837,000     $ 49,197     $264,306   $1,150,503
--------------------------------------------------------------------------------------------------------------------------------

General and Administrative Billing as per Schedule C
--------------------------------------------------------------------------------------------------------------------------------
   Total Days for All Pacer Equipment in Stacktrain System                        713,000      217,000      465,000    1,395,000
--------------------------------------------------------------------------------------------------------------------------------
      Less Free Period for New Equipment as per Schedule A.1, Note 3              (15,500)      (3,100)      (9,300)     (27,900)
--------------------------------------------------------------------------------------------------------------------------------
      Pacer Equipment Days                                                        697,500      213,900      455,700    1,367,100
--------------------------------------------------------------------------------------------------------------------------------
General and Administrative Rate Per Day as Per Schedule C                        $  0.146     $  0.117     $  0.117
--------------------------------------------------------------------------------------------------------------------------------

General and Administrative Billing as per Schedule C and Article 5(b)            $101,835     $ 25,026     $ 53,316   $  180,177
--------------------------------------------------------------------------------------------------------------------------------

Conspicuity Billing as Per Article 5(i) (Transamerica Chassis)
--------------------------------------------------------------------------------------------------------------------------------
   Net Chassis Days as Indicated Above                                            697,500
--------------------------------------------------------------------------------------------------------------------------------
   Conspicuity Rate Per Day as Per Schedule F                                    $  0.027
--------------------------------------------------------------------------------------------------------------------------------

Conspicuity Billing as per Article 5(i) and Schedule F                           $ 18,833                             $   18,833
--------------------------------------------------------------------------------------------------------------------------------

Billing for Lease Termination Repairs on Equipment Terminated to Owner
 (Article 5(j))
--------------------------------------------------------------------------------------------------------------------------------

   Analysis to be provided                                                       $  3,000     $  2,000     $  1,000   $    6,000
--------------------------------------------------------------------------------------------------------------------------------

Billing for Actual Repairs on New Equipment
(Schedule A.1, Note 3)
--------------------------------------------------------------------------------------------------------------------------------

   Analysis to be provided                                                       $  2,000     $  1,000     $    500   $    3,500
--------------------------------------------------------------------------------------------------------------------------------

Total Monthly Billing                                                            $964,931     $ 77,586     $320,211   $1,362,728
--------------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE C.2
                                 ------------

                           COST SAVINGS FEE SCHEDULE
                           -------------------------

                                     2000
                                     ----

------------------------------------------------------------------------------------------
Up to $.01 savings               $  0
------------------------------------------------------------------------------------------
between $.01 and $.02            $  32,000
------------------------------------------------------------------------------------------
between $.02 and $.03            $  63,000
------------------------------------------------------------------------------------------
between $.03 and $.04            $  103,000
------------------------------------------------------------------------------------------
between $.04 and $.05            $  135,000
------------------------------------------------------------------------------------------
over $.05                        $  150,000 plus $30,000 for each additional $.01 or
                                    part thereof
------------------------------------------------------------------------------------------

                                      2001
                                      ----

------------------------------------------------------------------------------------------
Up to $.01 savings               $  0
------------------------------------------------------------------------------------------
between $.01 and $.02            $  43,000
------------------------------------------------------------------------------------------
between $.02 and $.03            $  86,000
------------------------------------------------------------------------------------------
between $.03 and $.04            $  138,000
------------------------------------------------------------------------------------------
between $.04 and $.05            $  180,000
------------------------------------------------------------------------------------------
over $.05                        $  200,000 plus $40,000 for each additional $.01 or
                                    part thereof
------------------------------------------------------------------------------------------

Note: The foregoing fees shall apply with respect to Pacer Containers and Pacer
----
      Chassis, as provided in Article 5(g) of this Agreement.

                                  SCHEDULE D
                                  ----------

                    ADJUSTMENT AND RECONCILIATION EXAMPLES
                    --------------------------------------

D.1 CONTAINER THREE AND SIX MONTH REVIEW AND ADJUSTMENT.
--------------------------------------------------------

The following are examples of the Three and Six Month Review and Adjustment Process described in Article 5(f)f(ii) and (iii) for Aluminum and Steel
Containers:

                                                                  Steel      Aluminum
                                                                  -----      --------
                                                                Containers  Containers    Total
                                                                ----------  ----------    -----
Actual Repair Cost Calculation
------------------------------
Actual Repair Cost For the Period                                 $133,800  $  870,800  $1,004,600
Pacer Equipment Days (C)                                           637,000   1,456,000

Actual Cost Per Day (B)                                           $  0.210  $    0.598
                                                                ======================

Calculation of Repair Cost Using Rates on Schedule B
----------------------------------------------------

Pacer Equipment Days (C)                                           637,000   1,456,000

Rates Per Schedule B                                              $   0.23  $     0.58

                                                                ----------------------------------
Billings Per Schedule B                                           $146,510  $  844,480  $  990,990
                                                                ----------------------------------

Shortage (Overage)                                                                      $   13,610

1% of billings (A)                                                                           9,910

                                                                                      ------------
Payment From (To) Pacer                                                                 $    3,700
                                                                                      ============

Note (A):   Amount should be deducted from payments due to Pacer when there is overage
Note (B):   The subsequent period maintenance and repair per day charges will be adjusted to these amounts
Note (C):   Pacer Equipment Days for use on this Schedule will be those reported in the monthly billings by Transamerica to Pacer for the corresponding period.

                 D.2  CHASSIS SIX MONTH REVIEW AND ADJUSTMENT
                 --------------------------------------------

The following is an example of the Six Month Review and Adjustment Process described in Article 5(ii) and (iii) for Chassis Assumptions: Previous Chassis billing rate = $1.20

                                                            Basis of Previous/Initial Rate          Actual Experience for Period
                                                                                                               Actual Cost
                                                                         Cost Per Day                          Per Day (C)
                     Repair                                Average Cost  Per Chassis   Percent   Average Cost  Per Chassis  Percent
                     ------                                ------------  -----------   -------   ------------  -----------  -------
Tires                                                         $  56.00    $    0.672     56%         $58.00       $0.696       56%
FHWA/BIT                                                      $  36.00    $    0.072      6%         $40.00       $0.080        6%
Landing Gear                                                  $  51.00    $    0.132     11%         $52.00       $0.135       11%
Brakes                                                        $  39.00    $    0.072      6%         $37.00       $0.068        6%
Electrical                                                    $  16.00    $    0.108      9%         $17.50       $0.118       10%
Securing Devices                                              $  22.00    $    0.048      4%         $21.00       $0.046        4%
Other Damage                                                              $    0.096      8%                      $0.096        8%
                                                                          ----------                              ------
Total Chassis                                                             $     1.20                              $1.239
                                                                          ==========                              ======
Calculation of the Adjustment
-----------------------------
Actual Cost Per Day                                                                     $1.239
Unallowable FHWA/BIT Adjustment (B)                                                     $0.008
                                                                                        ------
Actual Cost for Adjustment (B)                                                          $1.231
                                                                                        ======
Three and Six Month Reconciliations Chassis
Actual Repair Cost Calculation
Total Maintenance and Repair Cost for the Period                          $2,534,302
Less
   Billing for Lease Termination Repairs (D)                              $   10,000
   Billing for Actual Repairs on New Equipment
     (Free Period) (D)                                                    $   10,000
                                                                          ----------
Actual Repair Cost                                                        $2,514,302
Unallowable FHWA/BIT
   Rate per day                                              $    0.008
   Pacer Equipment Days (E)                                   2,029,300
                                                             ----------
                                                                          $   16,234
                                                                          ----------
                                                                          $2,498,068
                                                                          ----------
Calculation of Billings Using Rates on Schedule B
Pacer Equipment Days (E)                                                   2,029,300
Rates Per Schedule B                                                      $     1.20
                                                                          ----------
Billings Per Schedule B                                                   $2,435,160
                                                                          ----------
Overage (Shortage) (A)                                                    $   79,142
                                                                          ==========

Note (A):  Overages are to be paid to Transamerica by Pacer. Shortages are to be paid by Transamerica to Pacer.

Note (B):  The subsequent period's maintenance and repair per day charge will be adjusted to this amount.

Note (C):  Figures are based on Actual Repair Costs.

Note (D):  These amounts have been deducted prior to calculating Actual Costs
           Per day.

Note (E):  Pacer Equipment Days for use on this Schedule will be those reported in the monthly billings by Transamerica to Pacer for the corresponding period.

                      D.3  12 AND 24 MONTH RECONCILIATION
                      -----------------------------------

The following is an example of the and 12 and 24 month reconciliations for Chassis and Containers described in Article 5(g).


TWELVE MONTH RECONCILIATION

                                            Chassis
                                            -------
Basis for Cost Savings Calculation                                                    Chassis
                                                                                      -------
   Pacer Equipment Days - Chassis
      Three Month Reconciliation dated June 30, 2000                                 2,029,300
      Six Month Reconciliation dated December 31, 2000                               4,261,530
                                                                                --------------
                                                                                     6,290,830
                                                                                --------------
   Pacer Actual Repair Costs from
      Three Month Reconciliation dated March 31,2000                                $2,498,068
      Six Month Reconciliation dated December 31, 2000                              $4,496,522
                                                                                --------------
                                                                                    $6,994,589
                                                                                --------------
   Pacer Actual Cost Per Day                                                        $    1.112
   Assumed Cost Per Day per Schedule B                                              $     1.20
                                                                                --------------
   Pacer Actual Cost per day (Less than), Greater than Maintenance
     and Repair Rates per Article 5(g)                                                 ($0.088)
                                                                                --------------

                                  Containers                                          Steel       Aluminum
                                  ----------                                        ----------   ----------
                                                                                    Containers   Containers    Total
                                                                                    ----------   ----------  ----------
Basis for Cost Savings Calculation
   Pacer Equipment Days  - Containers
      Three Month Reconciliation dated June 30, 2000
      Six Month Reconciliation dated December 31, 2000                                 637,000    1,456,000   2,093,000
                                                                                     1,337,700    3,057,600   4,395,300
                                                                                ---------------------------------------
                                                                                     1,974,700    4,513,600   6,488,300
                                                                                ---------------------------------------
   Pacer Actual Repair Costs from
      Three Month Reconciliation dated March 31,2000
      Six Month Reconciliation dated December 31, 2000                              $  133,800   $  870,800  $1,004,600
                                                                                    $  350,000   $1,567,440  $1,917,440
                                                                                ---------------------------------------
                                                                                    $  483,800   $2,438,240  $2,922,040
                                                                                ---------------------------------------

Pacer Actual Cost Per Day                                                                                    $   0.4504
                                                                                                             ==========
Assumed Cost Per Day per Article 5(g)
   Pacer Equipment Days - Containers                                                 1,974,700    4,513,600   6,488,300
                                                                                ---------------------------------------
   Rates Per Day as per Article 5(g)                                                $     0.23   $     0.58
                                                                                ---------------------------------------
   Assumed Cost                                                                     $  454,181   $2,617,888  $3,072,069
                                                                                ---------------------------------------

Assumed Cost Per Day per Article 5(g)                                                                        $   0.4735

Pacer Actual Cost per day (Less than), Greater than Maintenance
  and Repair Rates per Article 5(g)                                                                            ($0.0231)
                                                                                                             ==========

Note:  The twenty four month analysis would be done in the same manner but would
----
       use the data taken from the June 30, 2001 and December 31, 2001 six month reconciliations.

                                  SCHEDULE E
                                  ----------

                            EARLY TERMINATION RATES
                            -----------------------

                                             -----------------------------------------------------------
                                                      PACER CHASSIS               PACER CONTAINERS
                                             -----------------------------------------------------------
               Year 1                            $0.031 per unit per day      $0.031 per unit per day
               -----------------------------------------------------------------------------------------
               Year 2                            $0.008 per unit per day      $0.008 per unit per day
               -----------------------------------------------------------------------------------------

Note:  The Early Termination Rates listed on this Schedule E are applicable to
----
       Pacer Chassis and Pacer Containers in accordance with Article 6(e) of this Agreement.

                                  SCHEDULE F
                                  ----------

                              CONSPICUITY CHARGES
                              -------------------

     Transamerica shall bill and Pacer shall pay during the first 18 months of this Agreement, January 1, 2000 - June 30, 2001, $.027 per Pacer Chassis per day for each Pacer Chassis in the Stacktrain System to cover the cost of applying reflective material to all Pacer Chassis owned by Transamerica and leased to Pacer which require such reflective material. In the event that this Agreement is terminated prior to June 30, 2001, Transamerica shall bill and Pacer shall pay One Hundred Dollars ($100.00) for each and every Pacer Chassis (owned by Transamerica) to which reflective material was applied, less any and all amounts previously billed by Transamerica and paid by Pacer for such unit(s) pursuant to the first sentence of this Schedule F. Any costs incurred to apply reflective material to Pacer Chassis which are not owned by Transamerica shall be billed by Transamerica and paid by Pacer on a monthly basis in accordance with Article 5 of this Agreement.